Exhibit 99.1

Selene New Diligence Advisors LLC (“NDA”)
Due Diligence Review Narrative (“Report”)

NDA’s Report, which is to be made available to the recipients by the Client, includes the loan level results of NDA’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1) Type of assets that were reviewed.

Selene New Diligence Advisors LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by MM Revolver LLC (“MM Revolver LLC or “Client”). The review was conducted on behalf of MM Revolver LLC from October 19, 2018 through January 18, 2019 via files imaged and provided by MM Revolver LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

This Review consisted of 100% of the loan population provided by the Client.

REVIEW POPULATION

NDA was instructed to perform a review on a population totaling 419 reverse mortgage loans (the “Review Population.”) The final securitization population consists of 419 reverse mortgage loans (the “Final Securitization Population”).

Credit Reviews (419):

During the Review, NDA performed a credit review on 419 mortgage loans in the Final Securitization Population.

Valuation Reviews (419):

During the Review, NDA performed a property valuation review on 419 mortgage loans in the Final Securitization Population.

Data Integrity Review (419):

During the Review, NDA performed a Data Integrity Review on 419 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After NDA’s initial review was completed, the Client provided NDA with a confirmed list of 419 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by NDA.

Review	Reviewed Total	% of Final Securitization Population
Credit Review	419	100%
Valuation Review	419	100%
Data Integrity Review	419	100%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to NDA to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, NDA compared the data fields below on the data tape provided by the Client to the data found in the actual loan file as captured by NDA. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Borrower Name	Median Credit Score	Principal Limit (PL)	Funding Date (Actual Funding Date)
Property State	Interest Rate	Life Expectancy Set-Aside Amount	Borrower 1 Gender
Property Zip Code	Property Type	Borrower 2 Name	Sales Price (Purchase Loan)
Unpaid Principal Balance (UPB)	Property Units	Borrower 2 DOB	Borrower 1 Name
Appraisal 1 Date	Borrower 1 DOB	Property Tax Amount
Appraisal 2 Date	Borrower 2 Gender	HOA Fee Amount
CDA Result	Appraisal 1 Value	Appraisal 2 Value

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

NDA assessed the underwriting guidelines as set forth by MM Revolver LLC and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

HS Borrower Eligibility Guidelines, dated August 2018

LOAN GRADING

The Guidelines referenced above served as the benchmark for grading loans with respect to credit underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. NDA’s loan grading is solely based on NDA’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. NDA is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

SCOPE OF REVIEW

NDA examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. NDA relied on the accuracy of information contained in loan documentation provided to NDA (for more detail, please refer to Appendix A and to the guidelines cited above).

CREDIT REVIEW

NDA’s credit scope of review conducted on this transaction included the following elements:

•	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the guidelines cited above;

•	Re-calculated LTV, CLTV, income, liabilities and compared these against the guidelines;

•	Analyzed asset statements to determine whether funds to close and reserves were within the guidelines;

o	NDA assessed whether the asset documentation required by the guidelines was present in the mortgage loan file where applicable. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

•	Confirmed that credit scores (FICO) and credit histories were within the guidelines

PROPERTY VALUATION REVIEW

For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above. NDA’s Property Valuation scope of review conducted on this transaction included the following elements.

•	Original Appraisal Assessment

NDA reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•	Value Supported Analysis

NDA applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DOCUMENT REVIEW

NDA reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on the following documents were consistent:

Initial application (1009);
Asset documentation;
Hazard and/or flood insurance policies;
Appraisal;
Title/Preliminary Title;
Final 1009;
Right of Rescission Disclosure;
Mortgage/Deed of Trust;
Note;
Notice of Special Flood Hazards;
Initial and final GFEs;
Final HUD-1;
Early TIL;
TALC Disclosure; and
Certain other disclosures related to the enumerated tests set forth herein.

DATA INTEGRITY REVIEW

NDA uploads tape data into its due diligence application and compares it to the actual documents provided.

•	Tape data received from lender/client is stored in a secured FTP folder;
•	Tape data is uploaded into the application;
•	Loan Reviewer collects validated loan data;
•	Each received data point is compared to its counterpart collected data point; and
•	Discrepancies found during comparison are stored and reported.

NDA provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the sellers versus the data captured by NDA during the loan review.

Summary of data compare results:

Field	Total	Initial Accuracy %	Corrected Ttl.	Final Accuracy %
Median Credit Score-B2	54	87.11%	54	100.00%
Property Type	33	92.12%	33	100.00%
Appraisal 1-Date	30	92.84%	30	100.00%
Appraisal 1-Value	30	92.84%	30	100.00%
Property Taxes (Monthly)	12	97.14%	12	100.00%
CDA Value	11	97.37%	11	100.00%
Dwelling Type	11	97.37%	11	100.00%
Median Credit Score-B1	7	98.33%	7	100.00%
HOA Dues (Monthly)	6	98.57%	6	100.00%
HOA Fee Amount	3	99.28%	3	100.00%
Appraisal 2-Date	2	99.52%	2	100.00%
Appraisal 2-Value	2	99.52%	2	100.00%
B2 Sex	2	99.52%	2	100.00%
Borrower FICO	2	99.52%	2	100.00%
Gender-B2	2	99.52%	2	100.00%
Borrower 2 DOB	1	99.76%	1	100.00%
Borrower 2 First Name	1	99.76%	1	100.00%
Borrower 2 Gender	1	99.76%	1	100.00%
Borrower 2 Last Name	1	99.76%	1	100.00%
Gender-B1	1	99.76%	1	100.00%
Grand Total	212	49.40%	212	100.00%

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, NDA conducted (i) a Credit Review on 419 mortgage loans, (ii) a Valuation Review on 419 mortgage loans, (iii) a Data Integrity Review on 419 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY

After review of the 419 mortgage loans, 390 mortgage loans had a rating grade of “A”, 29 mortgage loans had a rating grade of “B”, 0 mortgage loans had a rating grade of “C”, and 0 mortgage loans had a rating grade of “D”.

Grades per loan (419 overall loans):
INITIAL RA GRADES - OVERALL				FINAL RA GRADES - OVERALL
NRSRO Grade	Kroll	Morningstar	%	NRSRO Grade	Kroll	Morningstar	%
A	268	268	63.96%	A	390	390	93.08%
B	26	26	6.20%	B	29	29	6.92%
C	24	24	5.73%	C	0	0	0.00%
D	101	101	24.11%	D	0	0	0.00%

Final Grades per loan broken out by valuation and credit:
FINAL RA GRADES - VALUATION				FINAL RA GRADES - CREDIT
NRSRO Grade	Kroll	Morningstar	%	NRSRO Grade	Kroll	Morningstar	%
A	390	390	93.08%	A	419	419	100.00%
B	29	29	6.92%	B	0	0	0.00%
C	0	0	0.00%	C	0	0	0.00%
D	0	0	0.00%	D	0	0	0.00%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final -Grading Summary (redacted) will provide the exceptions in detail and the migration from the initial rating agency grade to the final, based on mitigation/resolution from the client.

Disclaimer: Please be advised that NDA did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by NDA are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which NDA is relying in reaching such findings.

Please be further advised that NDA does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by NDA do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to NDA. Information contained in any NDA report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged NDA to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by NDA are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. NDA does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by NDA.

THIRD PARTY REVIEW REPORTING DELIVERED

NDA furnished the following reports on this transaction:

1. NDA Due Diligence Narrative Report

2. Findings Report (redacted)

3. Tape Discrepancy Report

4. Valuations Summary Reports (redacted)

5. Exceptions Detail Report (redacted)

6. Data Extract (redacted)

7. Third Party (TPR) Attestation Form

8. Attestation Form 15E

APPENDIX A: CREDIT REVIEW SCOPE

For each mortgage loan, NDA performed a guideline review utilizing specific guidelines furnished at the time of the review.

I. Scope of Review

This Section I reflects the scope of review in which Client engages NDA to perform certain due diligence services as outlined herein. The Review started as of October 19, 2018 and was conducted through January 18, 2019.

Credit Review

NDA reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to NDA and/or as directed by Client and confirm that adequate support for the underwriting decision is contained in the file. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed

Credit Application

For the Credit Application, NDA verified whether:

1. The application is signed by all listed borrowers

2. The application is substantially filled out

3. Contained all known borrower-owned properties on the Real Estate Owned Section 2

4. Included the borrower’s income and employment history, if applicable

Credit Report

NDA verified:

1. A credit report is present for each borrower and that such borrower’s credit profile adhered to the guidelines or a LESA was placed on the loan

2. Capture the monthly consumer debt payments for use in the calculation.

3. Note and research the Real Estate Owned and fraud alerts.

4. Gather liabilities listed on the report to be included in the debt to income ratio as appropriate.

5. Gather data required for ASF tape submission including:

a) Most recent FICO (scores from Equifax, Experian, and Transunion if available)

b) Most recent FICO date

Employment and Income

NDA determined whether all applicable supporting documentation as required by the guidelines is in the file and note indications of potentially fraudulent documents. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with guidelines. NDA determined whether the income met residual income requirements or a LESA was placed on the loan. Documentation verified employment and income may include:

1. Verbal or Written VOE’s

2. Pay stubs

3. W-2 forms

4. Tax returns

5. Financial statements

6. Award letters

7. IRS Transcripts

8. Bank Statements

Asset Review

NDA assessed whether the asset documentation required by the guidelines is present in the file. In addition, a review of the reserve calculation was performed, and a review of any large deposits were evaluated. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include:

1. VOD’s

2. Depository account statements

3. Stock or security account statements

4. Gift funds

5. Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood insurance

A review of the insurance present on the loan was also be performed. The following steps were taken as part of the scope:

1.	Verify that the hazard insurance meets the minimum required amount of coverage in the guidelines

2.	For condominium properties, confirm that the blanket policy meets the minimum amount of coverage
3.	Confirm that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification
4.	For properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage
5.	Confirm that the mortgagee clause lists the lender’s name and “its successors and assigns”
6.	Confirm that the premium amount on both the hazard and flood insurance match what was used in the Residual Income calculations
7.	Confirm the payment history met Financial Assessment guidelines or a LESA was placed on the loan.

Life Expectancy Set-aside: NDA assessed the result of the Financial Assessment and whether a LESA was required based on the income, credit, and property charge payment history review. NDA confirmed that a LESA was placed on the loan, if required.

Occupancy Review: NDA confirmed the property occupancy was consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file including any fraud reports. The scope included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm there are no indicators that the property is not the borrower’s principal residence.

Guideline Review: NDA confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type and borrower characteristics to stated guidelines. The following characteristics were examined: (a) residual income of the borrower, (b) the LTV, (c) property tax and homeowner’s insurance payment history, (d) the credit score and history of each borrower, (e) LESA requirement, (f) property type, and (g) property usage.

Reverse Mortgage Counseling: NDA reviewed the file to determine if the Certificate of Reverse Mortgage

Counseling was in the file and executed by the borrower(s).

Title

NDA verified whether the appropriate vestee was on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens.

Fraud

To the extent potentially fraudulent activity was identified as part of the document review, such information was reported to Client. In addition, NDA looked for an independent, third party fraud report in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty cannot produce one, NDA conditioned the loan for the missing product.

On this report NDA would:

1.	Review for any name variations for the borrowers and confirm that the variations have been addressed in the loan file.
2.	Review for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file.
3.	Review for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file.
4.	Review for any employment issues and confirm that any issues have been addressed in the loan file.
5.	Review for any additional consumers associated with the borrowers’ profiles and address any identity concerns if applicable.
6.	Address all red flag issues.

Additional Review

NDA’s review procedures also include, as applicable:

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process.
2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file.
3.	Verification that the Residual Income, LTV, asset reserves, property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the guideline requirements.
4.	Verification that all borrowers are eligible based on the guidelines and information in the loan file.
5.	Verify there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

Recording Review

NDA noted the presence of recorded documents, when available. NDA will verify that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

FIRREA Review

NDA confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, NDA reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, NDA accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, are licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, NDA analyzed and captured data from the source documents identified in the Document Review below, as applicable.

SAFE Act Review

Verifying on the Nationwide Multistate Licensing System ("NMLS") website, to the extent the information is available, if the broker (if applicable) and the originator were licensed or registered at the time of mortgage loan origination. Please note that the NMLS website contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available at the time of the review and NDA does not represent or warranty as to the completeness or accuracy of information contained on the website.

APPENDIX B: ORIGINATION APPRAISAL ASSESSMENT

Value of collateral securing the assets: review and methodology.

NDA’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. NDA’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns. NDA also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the guidelines.

Other aspects of NDA’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to NDA or if it was not directly accessible that another valuation product that was directly accessible to NDA was ordered in accordance with the Client’s specific valuation waterfall process.

NDA confirmed consistency among the valuation products and where applicable, if there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, NDA would review the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes. If there were discrepancies that could not be resolved, NDA created an exception and worked with the client on the next steps for resolution.

Disclaimer

o	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.
o	NDA makes no representation or warranty as to the value of any mortgaged property, notwithstanding that NDA may have reviewed valuation information for reasonableness.
o	NDA is not an ‘AMC’ (appraisal management company) and therefore NDA does not opine on the actual value of the underlying property.
o	NDA is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore NDA will not have any communication with or responsibility to any individual consumer concerning property valuation.
o	NDA does not confirm whether the appraiser is on the Freddie Mac exclusionary list.

Page 14 of 14